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                                                                Exhibit 10.29(d)

12.29.98




                SECOND AMENDMENT TO LETTER OF CREDIT FACILITY AND
                             REIMBURSEMENT AGREEMENT





              THIS SECOND AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of December 8, 1998 (this "Amendment"), by and among VENTON UNDERWRITING GROUP LIMITED, VENTON UNDERWRITING LIMITED, TALBOT UNDERWRITING LIMITED, UNDERWRITERS RE GROUP, INC., UNDERWRITERS REINSURANCE COMPANY, the Banks (as defined in the Reimbursement Agreement) parties to the Reimbursement Agreement (as defined below), MELLON BANK, N.A., as Issuing Bank, as Administrative Agent and as a Co-Arranger, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Documentation Agent and DRESDNER KLEINWORT BENSON NORTH AMERICA LLC, as Co-Arranger.

                                   WITNESSETH:

              WHEREAS, the parties named above are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of October 23, 1998 (as heretofore amended by the First Amendment thereto, the "Reimbursement Agreement"), pursuant to which the Banks and the Issuing Bank have agreed, on the terms and subject to the conditions described therein, to extend credit to the Account Parties; and

              WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement; and

              WHEREAS, the Account Parties and the Guarantors have requested the Banks to amend the Reimbursement Agreement in certain respects; and

              WHEREAS, the Bank Parties are willing to so amend the Reimbursement Agreement.


              NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

              SECTION 1. AMENDMENT TO SECTION 6.20. Section 6.20 of the Reimbursement Agreement is amended to read as follows:

                         6.20. Change in Corporate Structure; Fiscal Year. No
                   Credit Party shall, nor shall it permit any Subsidiary to,
                   (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Banks (provided that such
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                   Credit Party shall notify the Administrative Agent of any
                   other amendment or modification thereto as soon as practicable thereafter) or (b) change its Fiscal Year to end on any date other than December 31 of each year, except that the Venton Entities may change their Fiscal Year to the twelve months ending September 30.

              SECTION 2. CERTAIN ADDITIONAL AMENDMENTS. In addition to the amendments made in Section 1 of this Amendment, the Reimbursement Agreement is hereby amended in the following respects:

              (a) Section 1.01 of the Reimbursement Agreement is amended by deleting the definition of "Subsidiary" appearing therein and by adding thereto, in proper alphabetical sequence, the following definitions:

                         "Agents" shall mean, collectively, the Administrative
                   Agent, the Documentation Agent and the Syndication Agent and "Agent" shall mean one of them.

                         "Permitted Ratable Debt Payment" shall mean a payment
                   by URGI under the Credit Agreement referred to in item 3 of
                   Schedule 3.24 hereto, as amended, supplemented or modified from time to time, (i) which is made contemporaneously with an actual cash payment by URGI or any Subsidiary of URGI to the Cash Collateral Account and (ii) which bears the same ratio to the amount of the payment to the Cash Collateral Account referred to in clause (i) as the aggregate outstanding principal amount of loans under such Credit Agreement immediately before such payment (but not exceeding $50,000,000) bears to the Letter of Credit Exposure immediately before such payment.

                         "Subsidiary" of a Person means (a) any corporation more
                   than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or (b) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless the context otherwise requires, all references herein to a "Subsidiary" shall mean a Subsidiary of URGI.

                         "Syndication Agent" shall mean First Union National
                   Bank.

              (b) Section 2.03(c)(ii) of the Reimbursement Agreement is amended by deleting the phrase "at least two Business Days before" and inserting in lieu thereof the phrase "at least one Business Day before".

              (c) Section 2.05(b) of the Reimbursement Agreement is amended by deleting the words "to and including the second Business Day thereafter" appearing in the last sentence thereof (it having been determined that such words were included in the Reimbursement Agreement as a result of a typographical error).

              (d) Section 2.14 of the Reimbursement Agreement is amended by deleting the words "by such thirtieth day" (it having been determined that such words were included in the Reimbursement Agreement as a result of a typographical error) and inserting in lieu thereof the words "by such forty-fifth day".
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              (e) Section 5.06 of the Reimbursement Agreement is amended by deleting the words "my Account Party" (it having been determined that such words were included in the Reimbursement Agreement as a result of a typographical error) and inserting in lieu thereof the words "any Account Party".

              (f) The introductory phrase in Article VI of the Reimbursement Agreement, appearing immediately before Section 6.01, is amended to read as follows:

                         So long as any Letter of Credit is outstanding, any
                   Obligation is outstanding, or the Issuing Bank has any obligation to issue, or the Banks have any obligation to participate in, Letters of Credit,

              (g) Section 6.10 of the Reimbursement Agreement is amended by adding, immediately preceding the period at the end thereof, the following: "and except that URC may declare and may pay dividends to, or make distributions to, URGI the proceeds of which are used solely and immediately to make a Permitted Ratable Debt Payment".

              (h) Section 6.14(a) of the Reimbursement Agreement is amended by deleting the words "in an amount" appearing therein and inserting in lieu thereof the words "in an aggregate amount".

              (i) Section 6.15 of the Reimbursement Agreement is amended by deleting the phrase "in respect of insurance contracts or policies" appearing in clause (b) thereof and inserting in lieu of such phrase the phrase "incurred under insurance contracts or policies or under reinsurance contracts or policies" and by adding, immediately before the comma at the end of clause (c) thereof, the phrase "or reinsurance policies or contracts".

              (j) Section 6.24(e) of the Reimbursement Agreement is amended by deleting the words "Controlled Group watch" (it having been determined that such words were included in the Reimbursement Agreement as a result of a typographical error) and inserting in lieu thereof the words "Controlled Group which".

              (k) Section 8.07 of the Reimbursement Agreement is amended by deleting the words "Loan Parties" (it having been determined that such words were included in the Reimbursement Agreement as a result of a typographical error) and inserting in lieu thereof the words "Credit Parties". Section 8.07 of the Reimbursement Agreement is further amended by adding, as a new last sentence thereof, the following:

                   If an Agent receives from a Bank interest for any day on a payment due under this Section, as contemplated by the immediately preceding sentence, and subsequently receives interest from a Credit Party for such day with respect to the cost, expense or other item giving rise to such payment, the amount of such interest received by such Agent from a Credit Party shall be forthwith paid to such Bank.


              (l) Section 8.02(a) of the Reimbursement Agreement is amended by adding, as a new second sentence thereof, the following:

                   Neither the Documentation Agent nor the Syndication Agent shall have any duties or responsibilities in its capacity as such (as opposed to its capacity as a Bank) under this Agreement.
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              (m) Schedule 3.24 to the Reimbursement Agreement is amended by adding thereto as a new item 4 the following: "Guarantee by Underwriters Reinsurance Company of loans in an aggregate principal amount not exceeding $50,000,000, and of related obligations, in each case under the Credit Agreement referred to in item 3 of this Schedule, as the same may be amended from time to time".

              SECTION 3. EFFECT OF AMENDMENT. The Reimbursement Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

              SECTION 4. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

              SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                             VENTON UNDERWRITING GROUP LIMITED, AS AN
                             ACCOUNT PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------



                             VENTON UNDERWRITING LIMITED, AS AN ACCOUNT
                             PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------



                             TALBOT UNDERWRITING LIMITED, AS AN ACCOUNT PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------
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                             UNDERWRITERS RE GROUP, INC., AS A GUARANTOR

                             By:       /s/ Stephen C. Kolakowski
                                ------------------------------------------------
                                (Signature)
                             Name:   Stephen C. Kolakowski
                                  ----------------------------------------------
                             Title:  Chief Financial Officer
                                   ---------------------------------------------



                             UNDERWRITERS REINSURANCE COMPANY, AS A GUARANTOR


                             By:            /s/ Stuart M. de Haaff
                                ------------------------------------------------
                                (Signature)
                             Name:   Stuart M. de Haaff
                                  ----------------------------------------------
                             Title:  Senior Vice President
                                   ---------------------------------------------



                             MELLON BANK, N.A., AS A BANK, AS ISSUING BANK, AS ADMINISTRATIVE AGENT, AND AS CO-ARRANGER


                             By:                /s/ Timothy J. Marchando
                                ------------------------------------------------
                                 (Signature)
                             Name:   Timothy J. Marchando
                                  ----------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------------



                   DRESDNER BANK AG, NEW YORK AND GRAND
                   CAYMAN BRANCHES, AS DOCUMENTATION AGENT AND AS A
                   BANK


                   By:  /s/ Lloyd C. Stevens     By:  /s/ Deborah Slusarczyk
                      ------------------------      ----------------------------
                      (Signature)                   (Signature)
                   Name:  Lloyd C. Stevens       Name:  Deborah Slusarczyk
                        ----------------------        --------------------------
                   Title: Vice President         Title: Vice President
                         ---------------------         -------------------------



                   DRESDNER KLEINWORT BENSON NORTH AMERICA
                   LLC AS CO-ARRANGER


                   By:  /s/ Lloyd C. Stevens     By:  /s/ Deborah Slusarczyk
                      ------------------------      ----------------------------
                      (Signature)                   (Signature)
                   Name:  Lloyd C. Stevens       Name:  Deborah Slusarczyk
                        ----------------------        --------------------------
                   Title: Vice President         Title: Vice President
                         ---------------------         -------------------------